UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	December 14, 2005

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-51028	39-1576570
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

        On December 14, 2005, First Business Financial Services, Inc. (“FBFS”), through its wholly-owned subsidiary, First Business Capital Corp. (“FBCC”), entered into an employment agreement (the “Employment Agreement”) and related repayment agreement (the “Repayment Agreement”) with Charles H. Batson, in connection with his appointment as President, Chief Executive Officer and Director of FBCC. Pursuant to the Employment Agreement, Mr. Batson’s employment with FBCC will commence on January 3, 2006 (the “Commencement Date”).

        Under the Employment Agreement, Mr. Batson will be entitled to (1) a monthly salary of $15,834, (2) participate in FBCC’s officer bonus program with a target bonus of 35% of his annual base salary; (3) an automobile allowance; (4) a grant of 6,000 restricted shares of FBFS common stock, which shares will vest in 25% per year for four years, and (5) a $150,000 signing bonus, payable in two equal installments in January and July, 2006. Pursuant to the Employment Agreement and the Repayment Agreement, Mr. Batson is required to repay the signing bonus if on or before December 31, 2006 he (a) terminates his employment other than for death or disability or (b) is terminated for cause. In addition, pursuant to the Employment Agreement, Mr. Batson will enter into a change of control agreement under which he will receive two times his annual salary if he is terminated following a change of control of either FBFS or FBCC. The change of control agreement will also contain a two year non-competition and non-solicitation provision.

        The foregoing descriptions of the Employment Agreement and the Repayment Agreement are qualified in their entirety by reference to the full text of the agreements, copies of which are filed herewith as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Effective December 14, 2005, the Board of Directors of FBCC appointed Charles H. Batson as President, Chief Executive Officer and Director of FBCC for a term commencing on January 3, 2006. The Board of Directors of FBFS also approved the appointment. Mr. Batson, age 52, has almost thirty years of experience with several banking organizations, most recently serving as Vice President and Business Development Manager for Wells Fargo Business Credit and its predecessor entity, Norwest Corporation, in Milwaukee, Wisconsin since 1989.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(10.1)	Employment Agreement, dated December 14, 2005, by and between First Business Capital Corp. and Charles H. Batson.

(10.2)	Repayment Agreement, dated December 14, 2005, by and between First Business Capital Corp. and Charles H. Batson.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.
Date: December 20, 2005	By: /s/ James F. Ropella
James F. Ropella
Senior Vice President and Chief Financial Officer

FIRST BUSINESS FINANCIAL SERVICES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

10.1	Employment Agreement, dated December 14, 2005, by and between First Business Capital Corp. and Charles H. Batson.

10.2	Repayment Agreement, dated December 14, 2005, by and between First Business Capital Corp. and Charles H. Batson.